                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 19, 2000
                                  -------------
                Date of Report (Date of earliest event reported)


                              DIGITAL IMPACT, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

      000-27787                                         94-3286913
      ---------                                         ----------
(Commission File No.)                       (IRS Employer Identification Number)


                                 177 Bovet Road
                           San Mateo, California 94402
                           ---------------------------
                    (Address of principal executive offices)


                                 (650) 356-3400
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.       Other Events.

     On July 19, 2000, Digital Impact, Inc. (the "Registrant") announced that it has entered into a definitive agreement to acquire Mineshare, Inc. A copy of the press release issued by the Registrant on July 19, 2000 concerning the foregoing transaction is filed herewith as Exhibit 99.1, and is incorporated by reference to this Item 5.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Digital Impact, Inc.

Dated: July 25, 2000                    By: /s/ WILLIAM C. PARK
                                            -------------------
                                            William C. Park,
                                            President and Chief
                                            Executive Officer

                                INDEX TO EXHIBITS


Exhibit
Number         Description
-------        ---------------------------
 99.1          Press Release dated July 19, 2000, announcing that Digital
               Impact, Inc. has entered into a definitive agreement to acquire
               Mineshare, Inc.